SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April 26, 2007
                                                ................................


                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)


    Delaware                          0-18253                     56-1460497
.................................................................................
 (State or other                    (Commission                (I.R.S. Employer
  jurisdiction                      File Number)              Identification No)
 of incorporation)


3101 Latrobe Drive  Charlotte NC                                  28211
.................................................................................
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (704) 362-1115
                                                  ..............................

                                 Not Applicable
.................................................................................
          (Former name or former address, if changed since last report)

Item 2.01  Completion of Acquisition or Disposition of Assets
           --------------------------------------------------

           Transbotics Corporation ("Transbotics") entered into a Definitive Asset Purchase Agreement with AutoMotion Systems Inc., a Florida Corporation, ("AutoMotion") on April 26, 2007, with the transaction completed the same day. Transbotics purchased the inventory, fixed asset and intangibles of AutoMotion for a purchase price of approximately $240,000, due at closing. The purchase amount is being funded from operating cash flows and Transbotics existing working capital line of credit with its primary lender. Transbotics will begin promoting and selling the additional product lines from AutoMotion immediately to its customer base as well as servicing existing AutoMotion customers.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

           99.1 Press Release of Transbotics Corporation Announcing Employment Agreement with Neville Croft as Vice President Sales - AutoMotion Division, dated as of April 27, 2007.
           99.2 Press Release of Transbotics Corporation Announcing Definitive Asset Purchase Agreement, dated as of April 27, 2007.
           99.3 Definitive Asset Purchase Agreement dated April 26, 2007 between Transbotics Corporation and AutoMotion Systems, Inc.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Transbotics Corporation,


Date: April 26, 2007                                By: /s/ Claude Imbleau
                                                        ------------------
                                                        Claude Imbleau
                                                        President / CFO

                                                    By: /s/ Todd Plyler
                                                        ---------------
                                                        Claude Imbleau
                                                        Chief Accounting Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.         Description
-----------         -----------

  99.1 Press Release of Transbotics Corporation Announcing Employment Agreement with Neville Croft as Vice President Sales - AutoMotion Division, dated as of April 26, 2007.

  99.2 Press Release of Transbotics Corporation Announcing Definitive Asset Purchase Agreement, dated as of April 26, 2007.

  99.3 Definitive Asset Purchase Agreement dated April 26, 2007 between Transbotics Corporation and AutoMotion Systems, Inc.